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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                         November 17, 2000 (November 17, 2000)

                            OMNI NUTRACEUTICALS, INC.
           --------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 UTAH                 0-18160               87-046822
--------------------------------    ------------    ----------------------------
   (STATE OR OTHER JURISDICTION     (COMMISSION           (IRS EMPLOYER
           OF INCORPORATION)        FILE NUMBER)        IDENTIFICATION NO.)


                              5310 BEETHOVEN STREET
                              LOS ANGELES, CA 90066
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 306-3636


                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                            OMNI NUTRACEUTICALS, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K



                                                       Page no.

---------

Item  5.     Other  Events                                1

Item  7.     Exhibits

Signature



ITEM  5


OTHER  EVENTS

On November 17, 2000, the Company announced that NASDAQ has notified the Company that it will delist its stock from the NASDAQ National Market System, effective today, November 17, 2000.

The reasons given by NASDAQ include:

The Company's delinquency in filing its amended Form 10-K for 1999, as reported in a Form 8-K dated November 2, 2000 and a press release issued on October 17, 2000; and technical nonconformity with a certain NASDAQ rule related to certain provisions of documents from a private placement recently completed by the Company.

The Company has 15 days to appeal this decision, but such appeal does not act as a stay of the decision.

The Company intends to appeal this decision by NASDAQ and take such other steps as may be necessary to return to full compliance, including imminently filing its amended 10-KSB/A and 10-Q/As. In the meantime, the stock will be available for trading on the Pink Sheets. The press release is included herewith as an Exhibit.



ITEM  7

EXHIBIT


10.28 Press Release (dated November 17, 2000).



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           OMNI NUTRACEUTICALS, INC.



Date:  November 17, 2000
                                      By:  /s/ KLEE  IRWIN
                                          ------------------
                                          Klee Irwin


                                       1